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EXHIBIT 99.1

                            SHARE EXCHANGE AGREEMENT



                                  by and among



                          ATLANTIC WINE AGENCIES, INC.
                              a Florida Corporation

                                       and


                               DOMINION WINES LTD
                            an Australian Corporation

                                       and

                            DOMINION ESTATES PTY LTD
                            an Australian Corporation



                       effective as of September 14, 2004


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                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT, made and entered into this 14th day of September, 2004 by and among Atlantic Wine Agencies, Inc., a Florida corporation with its principal place of business located at 64 Knightsbridge, London, UK SW1X ("Atlantic"); Dominion Wines Ltd, ACN 087183739 an Australian corporation with its principal place of business at 13 Malcolm Court, Mt. Waverley, Victoria, Australia ("Dominion"); Dominion Estates Pty Ltd, ACN 072221375 an Australian corporation with its principal place of business at 13 Malcolm Court, Mt. Waverly, Victoria, Australia ("Estates"). Collectively, Dominion and Estates shall sometimes be referred to as the "Dominion Estates Group".

                                    PREMISES

         A. This Agreement provides for the acquisition of the Dominion Estates Group by Atlantic whereby each of Dominion and Estates shall become wholly owned subsidiaries of Atlantic and in connection therewith, Atlantic shall (i) issue 20,000,000 restricted shares of Atlantic common stock, $0.001 par value per share ("Shares"), to the shareholders of Dominion and Estates, respectively,
(ii) retire in full the National Australia Bank loan in the amount of Three Million One Hundred Thirty-Six Thousand Two Hundred Two Australian Dollars and Eighty-Seven Cents ($3,136,202.87) Australian Dollars, (iii) arrange for an additional investment of Two Hundred Twenty-Three Thousand Seven Hundred Ninety-Seven Australian Dollars and Thirteen Cents ($223,797.13) to Atlantic;
(iv) assume the Commonwealth Bank of Australia loan in the amount of Four Million Eighty-One Thousand Three Hundred Eighty-Seven Australian Dollars and Eleven Cents ($4,081,387.11) Australian Dollars, and (iv) grant the Dominion Estates Group shareholders representation on the Atlantic Board of Directors of 20% for a period of 3 years. The above transaction shall be referred to as the "Share Exchange".

         B. The boards of directors of Atlantic, Dominion and Estates have each determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                               THE SHARE EXCHANGE


                                       1
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         SECTION 1.1 SHARE EXCHANGE/DELIVERY OF THE DOMINION ESTATES GROUP
ORDINARY SHARES. Upon satisfaction of the conditions set forth in Article VI of this Agreement, the shareholders as listed in EXHIBIT 1.1 (collectively, the "Dominion Estates Group Shareholders"), shall transfer all rights, title and interest to and in the Dominion Estates Group Ordinary Shares held by them which constitutes one hundred percent of the issued and outstanding shares of the Dominion Estates Group.

         SECTION 1.2 TRANSFER OF ATLANTIC COMMON SHARES.In exchange for all of the Dominion Estates Group Ordinary Shares tendered pursuant to Section 1.1, Atlantic shall issue to the Dominion Estates Group Shareholders an aggregate of 20,000,000 Atlantic shares of common stock upon the completion of the actions referred to in Article V of this Agreement ("Atlantic Shares"). Such shares shall be "restricted securities", (as such term is defined in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act").

         SECTION 1.3 ADDITIONAL CONSIDERATION BY ATLANTIC. Atlantic shall make further consideration to the Dominion Estates Group:


            (i) Atlantic shall transfer Three Million One Hundred Thirty-Six Thousand Two Hundred Two Australian Dollars and Eighty-Seven Cents ($3,136,202.87) Australian Dollars to the National Australia Bank as full and final settlement to enable the discharge of loans #47-594-1015, 53-867-1949, 57-189-2428,
                  48-220-4777, 52-679-1775, 53-363-8795, 53-650-7141 held in the name of Dominion;

            (ii) Atlantic shall assume without further guarantee from Voss the loan from Commonwealth Bank of Australia loan #06311910195270 in the amount of Four Million Eighty-One Thousand Three Hundred Eighty-Seven Australian Dollars and Eleven Cents ($4,081,387.11) ("Commonwealth Loan"); and

            (iii) Atlantic shall transfer Two Hundred Twenty-Three Thousand
                  Seven Hundred Ninety-Seven Australian Dollars and Thirteen Cents ($223,797.13) to its accounts as assurance of its good faith in servicing the Commonwealth Loan.


         SECTION 1.4 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practicable, management of the Dominion Estates Group and Atlantic shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         SECTION 1.5 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be upon satisfaction of the conditions set forth in Articles V and VI of this Agreement, which the parties expect to occur no event later than forty-five (45) days after the date hereof.

                                       2
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         SECTION 1.6 REPRESENTATION ON ATLANTIC'S BOARD OF 20% FOR A PERIOD OF
THREE YEARS. Unless waived by a majority of the Dominion Estates Group Shareholders in writing, Atlantic shall grant such shareholders the right to nominate and appoint that number of directors to Atlantic's Board which is equal to 20% of such Board for a period of three years.

         SECTION 1.7 SUBSEQUENT MERGER TRANSACTION. With the exception of the proposed transaction with Uvine.com Ltd which has been fully disclosed to both Dominion and Estates whereby approximately Ten Million (10,000,000) shares of Atlantic common stock will be issued for certain assets, for a period of twelve months following the date of Closing of this Agreement, the shareholders of Dominion and Estates shall have customary anti-dilution rights to the extent Atlantic sells or issues shares of common stock for per share value less than the per share value of the transaction contemplated in this Agreement between Atlantic, Dominion and Estates. Such "per share value" shall be determined solely by using the financial statements found in Exhibit 3.16 to this Agreement.


                                   ARTICLE II

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                    ATLANTIC

         As an inducement to and to obtain the reliance of the Dominion Estates Group, Atlantic represents and warrants as follows:

         SECTION 2.1 ORGANIZATION. Atlantic is a corporation duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Complete and correct copies of the articles of incorporation, bylaws and amendments thereto of Atlantic as in effect on the date hereof are available on the United States Securities and Exchange Commission's Website (www.sec.gov) as filed by Atlantic. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Atlantic's articles of incorporation or bylaws. Atlantic has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of Atlantic consists of 150,000,000 common shares, $0.00001 par value per share, and no shares of preferred stock. As of the date hereof, Atlantic has 104,063,027 common shares issued and outstanding. However, subject to Section 6.8 of this Agreement, Atlantic shall reduce the number of its outstanding common shares by 20,000,000 prior to Closing. Atlantic is a public company listed on the NASDAQ OTC-Bulletin Board under the symbol "AWNA". All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the pre-emptive or other rights of any person. Atlantic has no other securities, warrants or options authorized or issued.

                                       3
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         SECTION 2.3 OPTIONS AND WARRANTS. There are no existing options, warrants, calls or commitments of any character to which Atlantic is a party and by which it is bound. However, Atlantic's Board shall have the right to issue such based on the Board's good faith analysis of an employee's individual or group performance as determined as determined by a properly constituted compensation committee to be formed as soon as practicable but no longer than 60 days from the date of Closing.

         SECTION 2.4 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against Atlantic, affecting Atlantic or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Atlantic. Atlantic does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 2.5 MATERIAL CONTRACT DEFAULTS. Atlantic is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Atlantic, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Atlantic has not taken adequate steps to prevent such a default from occurring.

         SECTION 2.6 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Atlantic is a party or to which any of its properties or operations are subject.

         SECTION 2.7 GOVERNMENTAL AUTHORIZATIONS. Atlantic has all licenses, franchises, permits or other governmental authorizations legally required to enable Atlantic to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Atlantic of this Agreement and the consummation of Atlantic of the transactions contemplated hereby.

         SECTION 2.8       TAX MATTERS; BOOKS & RECORDS

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         (a) The books and records, financial and others, of Atlantic are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) Atlantic has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 2.9 INFORMATION. The information concerning Atlantic as set forth in this Agreement and in the documents filed with the U.S. Securities and Exchange Commission in the last 12 months is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 2.10 TITLE AND RELATED MATTERS.Atlantic owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever all its assets and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Atlantic's business. No third party has any right to, and Atlantic had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Atlantic or any material portion of its properties, assets or rights.

         SECTION 2.11 APPROVAL OF AGREEMENT. Atlantic has all requisite power and authority to enter into this Agreement, including approval of its board of directors. The holders of a majority of the common voting shares outstanding of Atlantic have authorized the execution and delivery of the Agreement by Atlantic and have approved the transactions contemplated hereby.

         SECTION 2.12 COMPLIANCE WITH LAWS AND REGULATIONS. Atlantic has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of Atlantic.


                                   ARTICLE III

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                             OF DOMINION AND ESTATES

         As an inducement to, and to obtain the reliance of Atlantic, each of Dominion and Estates represents and warrants as follows:

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         SECTION 3.1 ORGANIZATION. Each of Dominion and Estates is a corporation duly organized, validly existing and in good standing under the laws of Australia and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in
EXHIBIT 3.1 are complete and correct copies of the constitution and amendments thereto of each of Dominion and Estates as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of either Dominion's or Estates' constitution. Each company has full power, authority and legal right and has taken all action required by law, their respective constitutions or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 3.2 CAPITALIZATION OF DOMINION. As of the date hereof and the Closing date, 8,252,666 shares have been issued ("Dominion Shares") and those individuals indicated on EXHIBIT 1.1 are the only shareholders of Dominion. All issued and outstanding Dominion Shares have been legally issued and are nonassessable as of the Closing date. There exists no unexercised right to purchase shares in Dominion in any form whatsoever including, but not limited to, options, warrants or convertible debt instruments. Such shareholders own and are conveying to Atlantic all of their rights, title and interests to the Dominion Shares, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description and upon consummation of the transaction contemplated herein good title in the Dominion Shares shall vest in Atlantic free of all liens and other charges.

         SECTION 3.3 CAPITALIZATION OF ESTATES.As of the date hereof and the Closing date, 2 shares have been issued ("Estates Shares") and that entity indicated on EXHIBIT 1.1 is the sole shareholder of Estates. All issued and outstanding Estates Shares have been legally issued and are nonassessable as of the Closing date. There exists no unexercised right to purchase shares in Estates in any form whatsoever including, but not limited to, options, warrants or convertible debt instruments. Such shareholders own and are conveying to Atlantic all of their rights, title and interests to the Estates Shares, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description and upon consummation of the transaction contemplated herein good title in the Estates Shares shall vest in Atlantic free of all liens and other charges.

         SECTION 3.4 SUBSIDIARIES. Neither Dominion nor Estates owns, beneficially or of record, any shares of any other corporation.

         SECTION 3.5       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of each of Dominion and Estates are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) Other than taxes due on a monthly basis, neither Dominion nor Estates has any liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties) other than disclosed in the Financial Statements attached hereto as Exhibit 3.16.

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         SECTION 3.6 INFORMATION. The information concerning the Dominion
Estates Group as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 3.7 TITLE AND RELATED MATTERS.Dominion and Estates each has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal including those assets described in the written due diligence materials provided to Atlantic prior to Closing (collectively, "Assets") and such Assets are free and clear of all liens, pledges, charges or encumbrances other than those found in EXHIBIT 3.7. Neither Dominion nor Estates has received any notice of any party asserting an ancestral rights to any of the real estate own by either Dominion or Estates and so similar disputes have arisen from any similar claim. Dominion and Estates each owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with their respective businesses. No third party has any right to, and neither Dominion nor Estates had received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of either Dominion or Estates or any material portion of their respective properties, assets or rights.

         SECTION 3.8 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against either Dominion or Estates, affecting either or their respective properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on their respective businessed, operations, financial conditions or income of either company. Neither Dominion nor Estates have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 3.9 NO CONFLICT WITH OTHER INSTRUMENTS.With the exception of the Commonwealth Loan documents, the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which neither Dominion nor Estates is a party or to which any of their respective properties or operations are subject.

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         SECTION 3.10 MATERIAL CONTRACT DEFAULTS. To the best of each of
Dominion's and Estates' knowledge and belief, neither is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of either company, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which either Dominion or Estates has not taken adequate steps to prevent such a default from occurring.

         SECTION 3.11 GOVERNMENTAL AUTHORIZATIONS. To the best of each of Dominion's and Estates' knowledge, each has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. No authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by either Dominion or Estates of the transactions contemplated hereby.

         SECTION 3.12 COMPLIANCE WITH LAWS AND REGULATIONS. Each of Dominion and Estates has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of either company.

         SECTION 3.13 MATERIAL TRANSACTIONS OR AFFILIATIONS. Each of Dominion and Estates has provided Atlantic with copies of all material contracts to which either company is a party and which are to be performed in whole or in part after the date hereof. Neither Dominion nor Estates has any commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by either company to own beneficially, ten percent (10%) or more the issued and outstanding ordinary shares of either company and which is to be performed in whole or in part after the date hereof. Neither Dominion nor Estates has any commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

         SECTION 3.14 LABOR RELATIONS. Neither Dominion nor Estates has ever had a work stoppage resulting from labor problems and there are no pending litigation or legal claims against either company from any past employees, officers or directors. All payroll matters are in accordance with Australian labor laws and there are no taxes or duties outstanding or payable to the Australian tax authorities with referenced to employment taxed or social payments other than those disclosed in the financial statements attached hereto as Exhibit 3.16.

         SECTION 3.15 NATURE OF BOOKS AND RECORDS. It is acknowledged that both Dominion's and Estates' books and records must be in auditable condition and that such audit must be completed within sixty days (60) of this Agreement. The books and records of each Dominion and Estates are in such auditable condition.

         SECTION 3.16 NET ASSET VALUE AND AUDITED FINANCIAL STATEMENTS. Atlantic has been provided with unaudited financial statements of each of Dominion and Estates dated as of June 30, 2004 and which are attached hereto as EXHIBIT 3.16 and Dominion has agreed to provide audited financial statements to Atlantic within 45 days of Closing (collectively, "Financial Statements"). Such financial statements reflect the assets, liabilities, net worth, profit and loss, and cash flow of each of Dominion and Estates with respect to their businesses. All financial statements referred to herein are complete and correct in all material respects, present fairly the financial condition and results of operations of each company as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles. The books of account

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and records have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of each company. Neither Dominion nor Estates has material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) which are not fully disclosed, accrued or reserved against in its financial statements. Since the last day of the Financial Statements, each has conducted its business only in the ordinary and usual course and have not experienced any material adverse changes in its business or its financial condition. Without limiting the foregoing, neither Dominion nor Estates has:

            (i) permitted or allowed any of its assets or properties to be subjected to any lien or encumbrance;

            (ii) amended, terminated, cancelled or compromised any material claim;

            (iii) sold, transferred, leased, subleased, licensed or otherwise disposed of any properties or assets, real, personal or mixed including, without limitation, leasehold interests and intangible property of or relating to the businesses in excess of Twenty-Five Thousand and No/100 ($25,000.00) Dollars other than in the ordinary course of business and consistent with past practices;

            (iv) granted or proposed any increase or announce any increase in compensation or benefits payable to its employees or consultants other than as has been disclosed in writing to Atlantic;

            (v) made any material change in its method of accounting other than as required by generally acceptable accounting principles; and

            (vi) entered into any agreement with any of its directors, officers, or shareholders (or any family member thereof) except as has been disclosed in writing to Atlantic.

Since June 30, 2004, no funds have been withdrawn or expended nor have any cash or other assets been applied, except in the ordinary course of operations of its business in accordance with past practices of each company, and that no amounts have been paid to any of its shareholders.

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                                   ARTICLE IV

                                SPECIAL COVENANTS

         SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. It is acknowledged by each of Atlantic, Dominion and Estates, that its officers and authorized representatives, as the case may be, have been afforded full access to the other's properties, books and records, so that each had full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each has furnished the other with such additional financial and operating data and other information as to the business and properties of Dominion, Estates and Atlantic as the case may be, as the other shall from time to time reasonably request. Should either party require further opportunity to conduct any further investigation into the affairs of the other, it shall be allowed to do so prior to closing as long as this investigation is completed prior to Closing.

         SECTION 4.2 AVAILABILITY OF RULE 144. Each of the parties acknowledge that the stock of Atlantic to be issued pursuant to this Agreement have not been registered under the Securities Act and will be "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Such "restricted securities" may not be sold, transferred or encumbered except in a transaction registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements. Atlantic shall not at any time now or in the future prohibit, prevent, delay, obstruct and/or unnecessarily delay the sale of the "restricted securities" in accordance with Rule 144.

         SECTION 4.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE ATLANTIC COMMON SHARES TO BE ISSUED IN THE EXCHANGE. The consummation of this Agreement, including the issuance of the Atlantic Shares to the Dominion Estates Group Shareholders and the resulting issuance of common shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Dominion Estates Group Shareholders acquire the Atlantic Shares.

         SECTION 4.4 THIRD PARTY CONSENTS. Dominion, Estates and Atlantic agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         SECTION 4.5       INDEMNIFICATION.

                        (a) Dominion and Estates jointly and severally agree to
                  indemnify Atlantic and each of the officers, agents and directors of Atlantic as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement in addition to any shareholder action filed against Atlantic officers or directors based on this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

                        (b) Atlantic and its officers and directors hereby
                  agrees to indemnify Dominion and Estates and each of the officers, agents, directors and current shareholders of such entities as of the Closing date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.




                                    ARTICLE V

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ATLANTIC

         Atlantic shall not be obligated to perform under this Agreement until , at or before the Closing date, both Dominion and Estates have satisfied the following conditions:

         SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by each of Dominion and Estates in this Agreement were true when made and shall be true at the Closing date with the same force and effect as if such representations and warranties were made at the Closing date (except for changes therein permitted by this Agreement), and Dominion and Estates shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Dominion and Estates prior to or at the Closing.

         SECTION 5.2 SHAREHOLDER APPROVAL. The shareholders of each of Dominion and Estates have approved this Agreement and the transactions contemplated herein.

         SECTION 5.3 NO MATERIAL ADVERSE CHANGE. Subject to any material adverse changes disclosed in writing to and acknowledged by Atlantic, prior to the Closing date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or either Dominion or Estates.

         SECTION 5.4 OTHER ITEMS. Atlantic shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Atlantic may reasonably request.

         SECTION 5.5 SECRETARY'S CERTIFICATE. Each of Dominion and Estates shall have delivered to Atlantic a certificate, dated the Closing date, executed by the Secretary of each company in substantially the form attached hereto as
EXHIBIT 5.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 5.6 OPINIONS OF COUNSEL. Dominion and Estates shall have delivered to Atlantic opinions, dated the Closing date, from counsel for each, in substantially the form attached hereto as EXHIBIT 5.6.

         SECTION 5.7 RESIGNATION OF DIRECTORS. At or prior to Closing, the boards of directors of Dominion and Estates shall take all necessary actions to appoint Atlantic's nominees as found on EXHIBIT 5.7 attached hereto to their respective boards and in the officer capacities indicated on such exhibit and immediately thereafter resign in all capacities from such boards and in any other capacities they may hold in either Dominion or Estates.


                                   ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF DOMINION AND ESTATES

         Each of Dominion and Estates shall not be obligated to perform under this Agreement until at or before the Closing date (unless otherwise indicated herein), Atlantic has satisfied the following conditions:

         SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Atlantic in this Agreement were true when made and shall be true as of the Closing date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing date, and Atlantic shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Atlantic prior to or at the Closing.

         SECTION 6.2 NO MATERIAL ADVERSE CHANGE. Subject to any material adverse changes disclosed in writing and acknowledged by either Dominion or Estates, prior to the Closing date, there shall not have occurred any material adverse change in the financial condition, business or operations nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Atlantic.

         SECTION 6.3 ATLANTIC ADDITIONAL CONSIDERATION. Prior to Closing, Atlantic shall place Two Hundred Twenty-Three Thousand Seven Hundred Ninety-Seven Australian Dollars and Thirteen Cents ($223,797.13) with its local counsel, Oakley Thompson & Co. as additional consideration to be used for the servicing of the Commonwealth Loan or such loan in substitution of that.

         SECTION 6.4 STOCK CERTIFICATE. Atlantic shall have tendered to the Dominion Estates Group a certificate representing the Atlantic Shares, duly endorsed to the Dominion Estates Group Shareholders in the dominations indicated in EXHIBIT 1.1, and such endorsement shall have been witnessed by an officer or Atlantic.

         SECTION 6.5 SECRETARY'S CERTIFICATE. Atlantic shall have delivered to Dominion and Estates a certificate, dated the Closing date, executed by the Secretary of Atlantic in substantially the form attached hereto as Exhibit 6.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 6.6 OPINION OF COUNSEL. Atlantic shall have delivered to the Dominion Estates Group an opinion, dated the Closing date, from counsel for Atlantic, in substantially the form attached hereto as Exhibit 6.6.

         SECTION 6.7 PROCEEDINGS. All proceedings to be taken on the part of Atlantic in connection with the transactions contemplated by this Agreement and all documents delivered by Atlantic incidental thereto shall be reasonably satisfactory in form and substance to Dominion and Estatesand each shall have received copies of all documents as it may reasonably request in order to establish the consummation of such transactions.

         SECTION 6.8 CAPITALIZATION OF ATLANTIC. Atlantic shall have reduced its total number of shares of common stock issued and outstanding to 84,063,027 prior to Closing by canceling 20,000,000 shares of outstanding common stock.


                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 BROKERS AND FINDERS. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 7.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America.

         SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to Atlantic:                    c/o Rubin, Bailin, Ortoli LLP
                                            405 Park Avenue
                                            New York, NY 10022
                                            Attn: William S. Rosenstadt, Esq.

         If to Dominion or Estates: 13 Malcolm Court
                                    Mt. Waverley, Victoria
                                    Australia



or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

         SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not used such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         SECTION 7.6 EXHIBITS; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's exhibits delivered pursuant to this Agreement.

         SECTION 7.7 THIRD PARTY BENEFICIARIES.This contract is solely among Dominion, Estates and Atlantic and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         SECTION 7.8 ENTIRE AGREEMENT.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing date and the consummation of the transactions herein contemplated.

         SECTION 7.10 COUNTERPARTS. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.12 INCORPORATION OF RECITALS.All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         SECTION 7.13 EXPENSES. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         SECTION 7.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 7.15 BENEFIT. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         SECTION 7.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 7.17 FAILURE OF CONDITIONS; TERMINATION.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         SECTION 7.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 7.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.



         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                                    ATLANTIC WINE AGENCIES, INC.



                                                    BY: /S/ HARRY CHAUHAN
                                                    ---------------------
                                                             HARRY CHAUHAN
                                                             PRESIDENT


                                                    DOMINION WINES LTD

                                                    BY: /S/ PETER VOSS
                                                    ------------------
                                                             NAME: PETER VOSS
                                                             TITLE:  PRESIDENT

                                                    DOMINION ESTATES PTY LTD


                                                    BY: /S/ PETER VOSS
                                                    ------------------
                                                             NAME: PETER VOSS
                                                             TITLE:  PRESIDENT